Exhibit 99.1

FOR IMMEDIATE RELEASE

Computer Horizons and Analysts International Announce

An Agreement to Combine in Merger-of-Equals Transaction

— Proposed Transaction To Create $600+ Million IT Professional Services Firm With Material Cost Savings and Significant New Business Opportunities —

MOUNTAIN LAKES, N.J. and MINNEAPOLIS, MN., April 13, 2005 – Computer Horizons Corp. (‘CHC’) and Analysts International Corporation (Nasdaq: CHRZ and ANLY), jointly announced today that they have executed a definitive agreement to combine in a merger-of-equals transaction to create one of the largest IT Professional Services firms in the United States, with combined 2004 revenues of approximately $600 million.

The combined company will employ approximately 5,000 billable consultants with 50 offices in 28 states, plus offices in Canada, UK and India, serving clients among the Fortune 1000 and mid-tier marketplaces.  It will also have a sizable government practice comprising a variety of federal, state and local government departments and agencies with annual revenues of approximately $65 million.  The combined company will be headquartered in Minneapolis, Minnesota.  Computer Horizons will be considered the surviving entity for accounting and legal purposes.

The combined company will offer a wide range of IT professional services, including application management and development, infrastructure support and data management.  These services will be delivered through innovative work force solutions, vendor and human capital management services through Chimes, and via a network of domestic, offshore (India) and nearshore (Canada) IT solutions centers.

Computer Horizons Corp.’s CEO and President, William J. Murphy said, “Importantly, CHC and Analysts have very little client overlap.  In fact, only eight of our top 50 customers are shared by both companies.  This highly complementary business combination will allow the combined company to better compete with the industry leaders anywhere in North America.  The merger is also expected to result in approximately $15 million in synergy savings, a substantial portion of which relates to public company costs and elimination of duplicative facilities and infrastructure.  There are historical similarities to our two companies, both of which had entrepreneurial beginnings almost four decades ago.”

“The combination of these two companies provides us a platform and the financial strength to build a top-tier IT professional services firm,” commented, Jeffrey P. Baker, President of Analysts International.  “It also puts us in a much better position to quickly maximize value of some of the underlying assets such as Chimes, the government services practice and the IT Solutions centers. As well, both companies have been innovatively addressing the new realities of the IT Services business, emphasizing our commitment to quality and customer-centric leading edge delivery models.”

Murphy concluded, “Our infrastructure and back offices are expected to yield significant overhead savings and improve dramatically the earnings potential.  The resulting client mix of middle-market and Fortune 1000 clients will provide significantly expanded and diverse client base that would help expand the top line and enhance margins.  Further, the cultural and business practices of our companies are very similar and should lead to rapid and successful integration.  Our employees and consultants should also benefit from being part of a larger, more focused and scalable organization.  And, to our customers, each company will continue to provide high quality service and will maintain all of our commitments as we go through the merger process.”

Management of the new company will consist of executives of both companies and be led by a management team consisting of William J. Murphy as CEO (CEO and President of CHC) and Jeffery P. Baker as President and COO (President of Analysts International).  The Board of Directors will be composed of five directors from each merging firm, with Michael J. LaVelle and Earl Mason serving as co-chairmen of the new Board of Directors.  Eight of the 10 directors will be considered independent.

Under terms of the agreement, Analysts International shareholders will receive 1.15 shares of Computer Horizons common stock for each share of Analyst International common stock.  Current CHC shareholders will own approximately 52% of the combined company and current Analyst International shareholders will own approximately 48%.  The transaction is expected to be accretive to earnings in 2006.

The transaction is subject to the approval of the respective shareholders of each company and is also subject to appropriate regulatory approvals and other customary closing conditions.  The Boards of Directors of both CHC and Analysts have unanimously approved the proposed merger.  Both companies will hold special shareholders meetings regarding the proposed merger as soon as practical, after regulatory review.

CHC’s financial advisor with regard to the transaction is Citigroup Global Markets Inc.  Analysts International’s financial advisor with regard to the transaction is Piper Jaffray & Co.

Conference Call Details

CHC and Analysts International will conduct a joint conference call today at 10:00 a.m. ET; 9:00 a.m CT; and 7:00 a.m. PT to discuss the merger.  The dial in number is 888-335-6680 (International: 973-628-6885), or you can access the call online at www.computerhorizons.com, or www.analysts.com.  A rebroadcast of the teleconference will be available from 1:00 pm ET April 13, 2005 through midnight ET April 20, 2005.  Dial in number for the rebroadcast is 877-519-4471 (International: 973-341-3080).  Please refer to confirmation code: 5957796.

About Analysts International Corporation

Analysts International is a global technology services company with annual revenue of more than $330 million. Headquartered in Minneapolis, the company is a leader in implementing and managing technology solutions, committed to helping businesses become more adaptive, competitive and profitable. Working with industry leaders to expand our capabilities and value for our customers, Analysts International has established a loyal following of more than 1,000 client organizations, ranging from Fortune 50 global companies to mid-tier industry leaders. The company’s nationwide network of offices and customer service sites allows us to adapt resources and services for any size project or supplemental requirement. Our clients benefit from a single point of contact across the full range of IT services. Analysts International’s lines of business include Technology Integration Services for applications and hardware; Advisory Services for optimizing IT investments; Outsourcing Services with local, national and international capabilities; and Staffing Services to support human capital management needs. For more information, visit http://www.analysts.com.

About Computer Horizons Corp.

Computer Horizons Corp. (‘CHC’) (NASDAQ: CHRZ) provides professional information technology (IT) services to a broad array of vertical markets, such as financial services, healthcare, pharmaceutical, telecom, consumer packaged goods, as well as the federal government, through its wholly-owned subsidiary, RGII Technologies, Inc.

CHC’s wholly-owned subsidiary, Chimes, uses its proprietary technology to enable its Global 2000 customer base to align and integrate business planning with human resource management across an enterprise’s business functions.  For more information on Computer Horizons, visit www.computerhorizons.com.

Corporate Contacts:	David Reingold, SVP, Marketing, IR	Investors:	Lauren Felice
	Computer Horizons Corp.		RFBinder Partners, Inc.
	(973) 299-4105		(212) 994-7541
	dreingol@computerhorizons.com		Lauren.felice@rfbinder.com

Bill Bartkowski
MeritViewPartners
(612) 605-8616
Bartkowski@meritviewpartners.com

	Penny Quist	Media:	Kirsten Plonner
	Analysts International Corporation		RFBinder Partners, Inc.
	(952) 835-5900		(212) 994-7546
	pquist@analysts.com		Kirsten.plonner@rfbinder.com

Cautionary Statement

This press release contains forward-looking statements within the meaning of the safe harbor provisions of the Private Securities Litigation Reform Act of 1995.  In some cases, forward-looking statements can be identified by words such as “believe,” “expect,” “anticipate,” “plan,” “potential,” “continue” or similar expressions.  Forward-looking statements also include the assumptions underlying or relating to any of the foregoing statements.  Such forward-looking statements are based upon current expectations and beliefs and are subject to a number of factors and uncertainties that could cause actual results to differ materially from those described in the forward-looking statements.  Some of the forward-looking statements contained in this Press release include statements about the proposed Computer Horizons and Analysts International merger; including statements made by Mr. Murphy that: (i) the merger will allow the combined company to better compete with industry leaders; (ii) the merger is expected to result in approximately $15 million in synergy savings; (iii) the combined infrastructure and back office should yield significant overhead savings and improve dramatically the earnings potential; (iv) the resulting expanded and diverse client base will help expand the top line and enhance margins; and (v) the cultural and business practices of both companies are very similar and should lead to rapid and successful integration.  These statements are not guarantees of future performance, involve certain risks, uncertainties and assumptions that are difficult to predict, and are based upon assumptions as to future events that may not prove accurate.  Therefore, actual outcomes and results may differ materially from what is expressed herein.  For example, if either of the companies does not receive required shareholder or governmental approvals or fails to satisfy other conditions to closing, the transaction will not be consummated.  In any forward-looking statement in which Analysts International or Computer Horizons expresses an expectation or belief as to future results, such expectation or belief is expressed in good faith and believed to have a reasonable basis, but there can be no assurance that the statement or expectation or belief will result or be achieved or accomplished.  The following factors, among others, could cause actual results to differ materially from those described in the forward-looking statements: (i) the risk that the Analysts and Computer Horizons’ businesses will not be integrated successfully to yield the anticipated cost savings and financial results; (ii)  costs related to the proposed merger may be higher due to delays in obtaining regulatory approval; (iii) failure of the Analysts and Computer Horizons shareholders to approve the proposed merger; and (iii) other economic, business, competitive and/or regulatory factors affecting Analysts and Computer Horizons’ businesses generally, including those set forth in Analysts and Computer Horizons’ filings with the SEC, including their Annual Reports on Form 10-K for their respective most recent fiscal years, especially in the Management’s Discussion and Analysis section, their most recent Quarterly Reports on Form 10-Q and their Current Reports on Form 8-K.  All forward-looking statements included in this press release are based on information available to Analysts and Computer Horizons on the date hereof.  Analysts and Computer Horizons undertake no obligation (and expressly disclaim any such obligation) to update forward-looking statements made in this press release to reflect events or circumstances after the date of this transcript or to update reasons why actual results would differ from those anticipated in such forward-looking statements.

Additional Information and Where to Find It

Analysts International Corporation and Computer Horizons Corp. intend to file a joint proxy statement/prospectus in connection with the merger transaction with the Securities and Exchange Commission.  INVESTORS AND SECURITY HOLDERS ARE URGED TO READ THE JOINT PROXY STATEMENT/PROSPECTUS REGARDING THE PROPOSED MERGER WHEN IT BECOME AVAILABLE BECAUSE IT WILL CONTAIN IMPORTANT INFORMATION ABOUT THE TRANSACTION.  Investors and security holders may obtain a free coy of the joint proxy statement/prospectus (when it is available) and other documents filed by Analysts International Corporation and Computer Horizons Corp. with the Securities and Exchange Commission at the Securities and Exchange Commission’s web site at http://www.sec/gov.  Free copies of the joint proxy statement/prospectus, once available, and other documents may also be obtained for free from Analysts International Corporation and Computer Horizons Corp.’s investor relations at pquist@analysts.com and dreingol@computerhorizons.com, respectively.

Participants in the Solicitation

Analysts International Corporation and Computer Horizons Corp, and their respective directors, officers and other employees may be deemed to be participants in the solicitation of proxies from the shareholders of Analysts International Corporation and Computer Horizons Corp. with respect to the transactions contemplated by the merger agreement.  Information regarding Analysts International’s officers and directors is included in Analysts International Corporation’s Proxy Statement for its 2004 Annual Meeting of Shareholders filed with the Securities and Exchange Commission on April 16, 2004.  Information regarding Computer Horizons’ officers and directors is included in Computer Horizons Corp.’s Proxy Statement for its 2005 Annual Meeting of Shareholders filed with the Securities and Exchange Commission on April 12, 2005.  These documents are available free of charge at the Securities and Exchange Commission’s web site at http://www.sec.gov and from Analysts International Corporation investor relations at pquist@Analysts.com and Computer Horizons Corp.’s investor relations at dreingol@computerhorizons.com.